The Lighthouse Opportunity Fund
                  a series of Professionally Managed Portfolios


                                                                    May 30, 2003
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                          Supplement to the Prospectus
                             dated December 30, 2002


We are pleased to announce that lead portfolio management responsibility for the Lighthouse Opportunity Fund has been assigned to Christopher A. Matlock, CPA, CFA effective as of June 1, 2003.

The following information contained in the Prospectus is hereby amended as follows:

The paragraph entitled "Portfolio Manager" under the Section "INVESTMENT ADVISOR" on page 8 is hereby replaced in its entirety with the following:


     PORTFOLIO MANAGER

     Christopher A. Matlock CPA, CFA, is Principal and Director of the Adviser and chairs the company's Investment Committee. Mr. Matlock joined the Advisor in 2002 as Chief Investment Officer from JP Morgan Fleming Asset Management and its predecessors where he spent eight years in various management positions. Most recently he served as Vice President/Portfolio Manager in charge of JP Morgan's Mid Cap Core Equity Funds. Mr. Matlock has principally been responsible for the management of the Fund's portfolio since June 1, 2003.











    Please retain this Supplement with your Prospectus for future reference.